EQUITY-BASED COMPENSATION	12 Months Ended
Dec. 31, 2024
Share-Based Payment Arrangement [Abstract]
EQUITY-BASED COMPENSATION	EQUITY-BASED COMPENSATION
Equity Incentive Plans
The Company has granted options to employees, directors, and consultants under the 2015 Equity Incentive Plan (the "2015 Plan"). The 2015 Plan provides for the grant of incentive stock options ("ISOs"), nonstatutory stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance-based stock awards and other stock-based awards. Additionally, the 2015 Plan provides for the grant of performance-based cash awards. ISOs may be granted only to the Company's employees. All other awards may be granted to the Company's employees, including officers, and to non-employee directors and consultants. As of December 31, 2024 and 2023, there were 9,844 and 10,542 shares, respectively, remaining available for the grant of stock option under the 2015 Plan. The 2015 Plan expired in accordance with its terms in January 2025.
During the twelve months ended December 31, 2024 and 2023, the Company awarded 21,125 and 0, respectively, stock options to its employees and directors, pursuant to the plan described above. Stock options generally vest over one to four years and have a contractual term of ten years. Stock options are valued using the Black-Scholes option pricing model and compensation cost is recognized based on the resulting value over the service period. Expected volatilities utilized in the model are based on implied volatilities from traded stocks of peer companies. Similarly, the dividend yield is based on historical experience and the estimate of future dividend yields. The risk-free interest rate is derived from the U.S. Treasury yield curve in effect at the time of grant. The expected term of the options is based on the average period the stock options are expected to remain outstanding. The fair value of the option grants of $0.1 million has been estimated with the following assumptions for the year ended December 31, 2024:

2024
Risk-free interest rate	4.25%-4.61%
Volatility	106.07% - 123.31%
Expected life (years)	5 -6 years
Expected dividend yield	0.00%
The following table summarizes stock option activity for employees and non-employees for the twelve months ended December 31, 2024 and 2023:

	Shares	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term (in years)
Outstanding at December 31, 2022	13,391	$189.00	8.29
Granted	—	—
Exercised	—	—
Forfeited	(2,227)	—
Expired	—	—
Outstanding at December 31, 2023	11,164	$190.00	7.26
Exercisable at December 31, 2023	8,448	$212.00	7.13

Granted	21,125	$3.02
Exercised	—
Forfeited	(735)
Expired	—
Outstanding at December 31, 2024	31,554	$66.75	8.20
Exercisable at December 31, 2024	9,435	$203.06	6.17
As of December 31, 2024 and 2023, there was approximately $0.1 million and $0.3 million of total unrecognized compensation cost, respectively, related to unvested stock options. Total unrecognized compensation cost will be adjusted for future changes in employee and non-employee forfeitures, if any. The Company expects to recognize that cost over a remaining weighted-average period of 0.51 years.